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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

     Filed by the registrant /x/
     Filed by a party other than the registrant / /
     Check the appropriate box:

     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /x/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12


                 Kerr McGee Corporation
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                 Kerr McGee Corporation
- --------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of filing fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act
         Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act
         Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

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TO:     Kerr-McGee Stockholders

FROM:   Office of the Corporate Secretary


The Kerr-McGee Corporation 1995 Proxy Statement and Proxy Card were mailed to you on April 3, 1995. We have determined that voting boxes were inadvertently omitted for Item 3 on some cards.

Enclosed is a new Proxy Card for your use, if needed.

Please call one of the numbers listed below, if you have questions.


                          (405) 270-2831 or 270-2835
                          1-800-786-2556 (Toll-free)
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
                                    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
(KM LOGO)  KERR-McGEE               The undersigned hereby appoints Frank A. McPherson, Tom J. McDaniel, and Russell
          CORPORATION               G. Horner, Jr., and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all
             PROXY                  the shares of Common Stock of Kerr-McGee Corporation held of record by the undersigned on March 17, 1995 at the Annual Meeting of Stockholders to be held on
        Kerr-McGee Center           May 9, 1995 or any adjournment thereof (1) as hereinafter specified on the matters as
         P.O. Box 25861             more particularly described in the Company's proxy statement and (2) in their discretion
  Oklahoma City, Oklahoma 73125     on any such other business as may properly come before the meeting.





                              (Continued on Back)





      THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" ITEMS 1, 2 AND 3.
1.  ELECTION OF DIRECTORS
     Bennett E. Bidwell, Earnest H. Clark, Jr., L. R. Corbett, Martin C. Jischke, Robert S. Kerr, Jr., Frank A. McPherson, William C. Morris, John J. Murphy, John J. Nevin, C. C. Stewart, Jr., Farah M. Walters.
     / / FOR  / / WITHHOLD  / / WITHHOLD for the following only, write name(s):

     --------------------------------------------------------------------------
2. Ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants.
     / / FOR  / / AGAINST  / / ABSTAIN
3.  Approve the Long Term Incentive Program, as Amended and Restated May 9,
    1995.
     / / FOR  / / AGAINST  / / ABSTAIN
    The Proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting. If no direction is given, this proxy will be voted FOR items 1, 2, and 3.

Dated              , 1995        Signature
      -------------                        ------------------------------------

                                 Signature if held jointly
                                                          ---------------------
  Please sign exactly as the name appears above. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.